UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08723

Upright Investments Trust

(Exact name of registrant as specified in charter)

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Address of principal executive offices)

(Zip code)

David Y.S. Chiueh

615 West Mount Pleasant Ave.

Livingston, NJ  07039

(Name and address of agent for service)

Registrant's telephone number, including area code: 973-533-1818

Date of fiscal year end: September 30

Date of reporting period: March 31

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

___________________________________________________________________________________________

SEMIANNUAL REPORT

___________________________________________________________________________________________

Upright Growth Fund

___________________________________________________________________________________________

March 31, 2003

___________________________________________________________________________________________

___________________________________________________________________________________________

TABLE OF CONTENTS

Shareholder Letter

1

Statement of Investment in Securities

4

Statement of Assets and Liabilities

8

Statement of Operations

9

Statements of Changes in Net Assets

10

Notes to the Financial Statements

11

Financial Highlights

13

_____________________________________________________________________________________________

                                                  May 26, 2003

Dear Shareholder:

For the six months period covering October 1, 2002 to March 31, 2003, there has been some improvement for the stock market after its severe downturn of the past three years.  During this period, the Fund produced a total return of 9.07%. This is compared to 4.04% for the S&P 500 (mainly large companies), 14.43% for the NASDAQ (composed of mainly high-tech companies), and around 1% for the Russell 2000 (mainly smaller companies). We are glad to see the progress and pace of improvement, and are optimistic that the Fund may do better when the trend turn.

Market Review

For most investors, this may be the first “severe” bear market they are experiencing in his or her lifetime.  The DJIA (Dow Jones Industrial Average) has been declining for 32 months, only two months short of  the Great Depression (1929-1932). From the peak reached in March 2000 through the nearly three years correction to the end of October 2002, the S&P 500 was off roughly 50%. By comparison, the DJIA lost 89% during 1929-1932, which witnessed the worst bear market in history. The bear market of 2000-02 is the second longest and the second most severe bear market since the Civil War.

However, when the media’s bearish report and people’s pessimistic attitude dominated these days, I would like to point out there is significant difference between two periods we mentioned above. Currently, we have less than 7% unemployment rate compared to 25% during Great Depression. In addition, U.S. economy is experiencing low inflation with better productivity than decades ago, thanks to the integration of the technology. We believe the temporary tough economic and market pessimistic environment has resulted in more undervalued stocks which will recover sooner or later.

Portfolio Review

There are good news and bad news for our portfolio, the bad one is that usually the big pharmaceutical companies such as Merck, Bristol Myers Squibb, Schering Plough, play defensive roles at the downturn of the market. People do need the medicine for their health no matter the market is good or bad, however, various reasons for those drug company not performing this time.

The good news is some medical services companies, such as Pacificare Health Systems (HMO), and Boston Scientific Co. did perform well as we expected, and the gains from those stocks effectively hedged the loss from the large drug stocks. Some financial services companies keep making profit for our portfolio, such as Bank of America and Countrywide Financial Corp. We purchased those companies in 1999 and early 2000 when they were out of favor and most investors were chasing the high-tech companies. Can we learn something from the above?

Investment Strategy

As of March 31, 2003, the Fund has 21% of cash on hand.  This enables us to commit to some solid growth companies that we have been waiting for some time, including generic drug companies, data storage, internet service company, etc.  Our investment strategies are as follows:

(1)

Increase the investment in those companies that have sound financial statement, almost no long term debt, with reasonable earnings, but still lost significant market value due to the pessimistic market environment, such as some generic drug companies and internet service companies (e.g. Verisign Co., which we are currently holding). Those companies have shown signs of stabilizing and recovering. Especially when the large drug companies are facing the patent expiration and increased cost of new drug development, the generic drug companies have becoming a superior choice given the current economic environment. We believe when the market trend turn those companies will outperform the whole stock market.

(2)

We will closely monitor those existing holdings which keep reaching their new highs, some stocks may be approaching the fair value and becoming overvalued soon. If that day comes, we will take profit and reallocate the resources to some stocks that are out of favor and undervalued.

(3)

We will remain cautious about the economic growth this year and are optimistic for next year. Although we feel the worst may be over, the strength of economic recovery may not be as strong as usual, especially after the disaster the high-tech industry just went through. It takes time to recuperate, under the circumstance, a gradual recovery is more sustainable. We feel that the market will be facing profit taking pressure from time to time, but the growing trend may start and the Fund may be experiencing a higher turnover rate if necessary.

Again, we would like to point out that the stock market tends to be a leading indicator and typically will advance a turn in business cycles by six to twelve months.  Consequently, we believe in the saying:  “The bull market does not wait for all the good news to arrive”.  Thus, we will put our cash back to work gradually. Even if it may not perform immediately, it will generate profit with less risk later.

Our Fund only has one redemption since Fund’s inception in 1999, an exceptionally low redemption rate, especially when the Fund was facing the second worst market downturn in the history.  We are proud and appreciate your continued commitment and confidence with Upright Growth Fund.  Unlike other funds, we do not have to keep selling stocks to meet shareholders’ hasty redemption, on the contrary, we will use our cash to buy potential stocks with bargain prices.  We would like to take this opportunity to thank all of you. We will continue to do our best to seek rewarding returns on your behalf.

Best regards,

/s/David Y.S. Chiueh

Portfolio Manager

This chart assumes an initial gross investment of $10,000 made on January 21, 1999 (commencement of operations).  Returns shown assume reinvestment of all dividends.  Performance reflects expense reimbursements and fee waivers in effect and do not reflect the sales charges.  Absent expense reimbursement and fee waivers, total returns would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

STATEMENT OF INVESTMENT IN SECURITIES

March 31, 2003

	Number of Shares	Market Value

COMMON STOCKS –78.63%

Auto/Truck – 0.8%
General Motors Corp.	600	$ 20,172.00

Bank - 3. 1%
Bank of America Corp.-1.9%	700	46,788.00
Bank One Corp. –1.2%	800	27,696.00
		74,484.00
Biotechnology - 6. 3%
Amgen, Inc. *-2.1%	880	50,644.00
Biogen, Inc. *-0.6%	500	14,980.00
Genetech, Inc. *-2.9%	2,000	70,020.00
Millennium Pharmaceutical, Inc. *-0.7%	2,000	15,720.00
		151,364.00

Cable –0.6%	517	14,638.08

Computer - 2. 8%
Adaptec, Inc. *-0.6%	2,500	15,075.00
Brocade Communications *-0.4%	2,000	9,760.00
Dell Computer *-1.6%	1,400	38,234.00
Palm, Inc. *-0.1%	124	1,238.64
Sun Microsystems, Inc. *-0.1%	1,100	3,586.00
		67,893.64
Consumer - . 6%
Gillette Co.	500	15,470.00

Defence – 2.1%
Boeing Co.	2,000	50,120.00

Diversified Company - 1. 9%
Tyco International Ltd.	3,500	45,010.00

Electronics - 1. 9%
AVX Corp.-0.3%	800	7,200.00
Corning, Inc.-0.6%	2,600	15,184.00
JDS Uniphase Corp. *-0.1%	1,000	2,850.00
RF Micro Devices, Inc. *-0.1%	400	2,402.80
Sanmina Corp. *-0.4%	2,500	10,100.00
Solectron Corp. *0.4%	3,000	9,060.00
		46,796.80
Energy – 1.0%
Calpine Corp. *	7,600	25,080.00

Entertainment - .7%
Eastman Kodak Co.	600	17,760.00

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

March 31, 2003

	Number of Shares	Market Value

Financial Service - 2. 7%
Advanta Cl A -0.2%	600	4,098.00
Cendant Corp. *-0.5%	1,000	12,700.00
Citigroup, Inc. –0.6%	400	13,780.00
Countrywide Credit Industries, Inc. *-1.2%	500	28,750.00
Knight Trading Group, Inc. *-0.2%	1,200	4,680.00
		64,008.00
Food – 0.6%
Campbell Soup Co.	700	14,700.00

Healthcare – 5.2%
Pacificare Health Systems, Inc. *	5,200	125,528.00

Household - .1%
Salton, Inc. *	300	3,150.00

Industrial Service - . 2%
Wackenhut Corrections Corp. *	400	3,920.00

Internet – 3.4%
AOL Time Warner, Inc.*-0.9%	2,000	21,720.00
Verisign, Inc. *-1.2%	3,215	28,090.10
Yahoo! Inc. *-1.3%	1,300	31,226.00
		81,045.10
Leisure - . 7%
Callaway Golf Co. *	1,400	16,632.00

Machinery – 1.0%
Caterpillar, Inc.	500	24,600.00

Medical – 19.8%
Boston Scientific Corp. *-5.1%	3,000	122,280.00
Bristol-Myers Squibb Co.-2.6%	3,000	63,390.00
Elan Corp Plc. ADR-1.1%	9,671	26,982.09
McKesson H Boc, Inc. –0.9%	900	22,437.00
Merck & Co., Inc. –4.6%	2,000	109,560.00
Natrol, Inc. *-0.3%	5,000	6,500.00
Schering-Plough Corp.-2.8%	3,800	67,754.00
Watson Pharmaceuticals, Inc. *-2.4%	2,000	57,540.00
		476,443.09
Networks - 2. 6%
Cisco Systems, Inc. *-1.0%	1,900	24,662.00
Extreme Networks *-0.1%	700	3,031.00
Juniper Networks, Inc. *-1.0%	3,000	24,510.00
MDSI Mobile Data Solutions, Inc. *-0.4%	3,000	9,450.00
		61,653.00

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

March 31, 2003

	Number of Shares	Market Value

Oil - .2%
Transocean Inc. *	200	4,090.00

Semiconductor - 3. 9%
Applied Materials, Inc. *-0.5%	1,000	12,580.00
Genesis Microchip, Inc. *-2.1%	4,000	49,920.00
Intel Corp. –0.3%	400	6,512.00
LSI Logic Corp. *-0.5%	2,500	11,300.00
Micron Technology, Inc. *-0.6%	1,800	14,652.00
		94,964.00

Software and Services – 9.1%
Check Point Software Technologies, Ltd. *-2.5%	4,100	59,327.00
Computer Associates International, Inc. –2.3%	4,000	54,640.00
First Data Corp. –0.6%	400	14,804.00
Microsoft Corp. *-1.0%	1,000	24,210.00
Oracle Corp. *-0.9%	2,100	22,782.90
SAP AG ADR-0.2%	300	5,688.00
Veritas Software Corp.*-1.6%	2,200	38,698.00
		220,149.90

Storage Technology – 4.8%
EMC Corp. Mass *-1.1%	3,500	25,305.00
Network Appliance, Inc. *-3.7%	8,000	89,520.00
		114,825.00

Telecommunication – 6.5%
AT&T Corp. –0.2%	320	5,184.00
Ciena Corp. *0.3%	1,400	6,118.00
Lucent Technologies, Inc.-0.2%	3,000	4,410.00
Motorola, Inc. -0.4%	1,200	9,912.00
Nippon Telephone & Telegraph Corp. ADR-0.1%	200	3,398.00
Nokia Corp. Spon ADR –0.2%	400	5,604.00
Nortel Telecom limited-0.4%	4,500	9,360.00
SBC Communications –0.3%	400	8,024.00
Scientific Atlanta, Inc. –4.0%	7,000	96,180.00
Telephone & Data Systems, Inc.-0.3%	200	8,182.00
		156,372.00
Textile – 0.9%
Nautica Enterprises, Inc. *-0.6%	1,600	15,520.00
Tommy Hilfiger Corp. *-0.3%	1,000	7,230.00
		22,750.00

Tobacco - 1. 0%
Phillip Morris Companies, Inc.	800	23,968.00

See accompanying notes to financial statements.

STATEMENT OF INVESTMENT IN SECURITIES (CONTINUED)

March 31, 2003

	Number of Shares	Market Value

Transportation -0. 0%
Continental Airlines, Inc. *	200	1,024

Total Common Stocks (Cost $3,562,785)		2,038,610

Short Term Investments – 23.03%
Fifth Third Bank Repurchase Agreement
0.78% due 04/01/03	371,179	371,179
Money Market Fund - Brown & Co	225,818	225,818
		596,997

Total Investments (Cost $4,159,782)		2,635,607

Other Assets Less Liabilities (. 44%)		(43,047)
Total Net Assets 100.0%		$2,592,560

* Non-income producing security

ADR - American Depository Receipt

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March  30, 2003 (Unaudited)

ASSETS:
Investments, at market value (identified cost $4,159,782)	$2,635,607
Dividends receivable	725
Total Assets	2,636,332

LIABILITIES:
Investment advisory fees accrued	27,528
Administrative fees accrued	8,258
Custody fees accrued	907
Professional fees accrued	4,658
Trustee fees accrued	1,750
Registration fees accrued	25
Insurance fees accrued	591
Miscellaneous	55
Total Liabilities	43,772

NET ASSETS	$2,592,560

NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$4,273,885
Accumulated undistributed:
Net investment loss	(103,813)
Net realized loss on investment transactions	(53,337)
Net unrealized depreciation on investments	(1,524,175)

Total Net Assets	$2,592,560

Shares outstanding
(Unlimited number of shares authorized, $1.00 par value)	431,091

Net Asset Value, Redemption Price Per Share	$6.01

Maximum offering price per share (3% sales charge)	$6.20

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

October 1, 2002 to March 30, 2003 (Unaudited)

INVESTMENT INCOME:
Dividend income	$ 9,645
Interest income	689
Total Investment Income	10,334

EXPENSES:
Investment advisory fees	18,752
Administrative fees	5, 626
Custody fees	1,820
Professional fees	4,550
Trustee fees	546
Registration fees	1,236
Insurance fees	546
Miscellaneous	50
Total Expenses	33,126

NET INVESTMENT LOSS	(22,792)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(5,814)
Net unrealized appreciation (depreciation) on investments	221,897
Net realized and unrealized gain (loss) on investments	216,083

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$193,291

See accompanying notes to financial statements.

-

9 –

STATEMENTS OF CHANGES IN NET ASSETS

For the period Ended March 31,2003 and September 30, 2002

	Unaudited
	Six months Ended	Year Ended
	March 31,2003	Sep. 30,2002

OPERATIONS:
Net investment loss	$(22,792)	$(35,620)
Net realized loss on investments	(5,814)	(39,132)
Net unrealized appreciation (depreciation) on investments	221,897	(1,161,702)

Net increase (decrease) in net assets from operations	193,291	(1,236,454)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	213,686	1,128,453
Payments for shares redeemed	(0)	(26,260)

Net increase in net assets from capital share transactions	213,686	1,102,193

TOTAL (DECREASE) IN NET ASSETS	406,977	(134,261)

NET ASSETS:
Beginning of period	$2,185,582	$2,321,180

End of period	$2,592,559	$2,185,582

CHANGES IN SHARES OUTSTANDING:
Shares sold	34,737	130,629
Shares redeemed	0	(2,668)

Net increase in shares outstanding	34,737	127,961

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2003

1. ORGANIZATION

The Upright Investments Trust (“the Trust) was organized as a business trust under the laws of the State of Delaware under a Certificate of Formation dated March 4, 1998, and is registered as an open end, diversified management investment company under the Investment Company Act of 1940.  The Certificate of Formation provides for an unlimited number of authorized shares of beneficial interest, which may, without shareholder approval, be divided into an unlimited number of series of such shares.  The Trust presently consists of one diversified investment portfolio, Upright Growth Fund (the “Fund”).  The principal investment objective of the Fund is to provide long-term growth of capital, with income as a secondary objective.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles.

a)   Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded.  Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices.  Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices.  Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service.  Short-term instruments with a remaining maturity of 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days will be valued at amortized cost, which approximates market value.  Other assets and securities for which no quotations are        readily available are valued at fair value as determined by the Upright Financial Corporation (“Adviser”) in accordance with procedures approved by the Board of Directors.

b)   Federal Income Taxes - The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.  At March 31, 2003, the Fund had a net capital loss carryover of approximately $53,337 available to offset future net capital gains and thereby reduce further taxable distributions.

c)   Distributions to Shareholders - Distributions from net investment income, if any, are declared and paid annually.  Distributions of the Fund’s net realized capital gains, if any, will be declared at least annually.  Distributions of the Fund’s net realized capital gains, if any, will be declared at least annually.  Distributions are recorded on the ex-dividend date.

The fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP.  These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

d)    Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

e)    Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of         the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

March 31, 2003

f)   Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the year ended March 31, 2002 (excluding repurchase agreements and short-term securities), were as follows:

	Other than
	U.S. Govt.	U.S. Govt.
	Securities	Securities
Purchase	$24,405	-
Proceeds from sales	$29,013	-

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Upright Financial Corporation (“Adviser”).  Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated at an annual rate of 1.50% of its average daily net assets.  The Fund has accrued $18,752 of adviser fees through March 31, 2003.  During the year ended March 31, 2003, none of which has been paid.

Upright Financial Corporation is the Fund’s administrator (the“Administrator”). As compensation for the services rendered to the Fund, the Administrator is entitled to receive a fee calculated at an annual rate of. 45% of its average daily net assets.  The Fund has accrued $5,626 of administrative fees through March 31, 2003. During the year ended March 31, 2003, none of which has been paid.

Mutual Shareholder Services serves as transfer agent and Fifth Third Bank serves as custodian.

David Y.S. Chiueh is an officer of Upright Financial Corporation, the Fund Adviser.  He is also an officer and trustee of the Fund

5. SALES CHARGE

The sales charge of the Fund are outlined below:

Investment

Up to $49,999

3.00%

3.09%

$50,000-$99,999

2.50%

2.56%

$100,000-$249,999

2.25%

2.30%

$250,000-$499,999

1.75%

1.78%

$500,000-$749,999

1.50%

1.52%

$750,000-$999,999

1.25%

1.27%

$1 million and up

0.75%

0.76%

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period.

	Year ended September 30,				Inception January 21, to September 30,
	2003	2002	2001	2000	1999

PER SHARE DATA
Net asset value, beginning of period	$5.51	$8.65	$13.2	$10.08	$10.00

Investment operations:
Net investment loss	(0.05)	(0.09)	(0.11)	(0.18)	0.03
Net realized and unrealized gain (loss) on investments	0.55	(3.05)	(4.53)	3.41	0.05
Total from investment operations	0.5	(3.14)	(4.64)	3.23	0.08

Less distributions:
From net investment income	-	-	-	.02	-

Net asset value, end of period	$6.01	$5.51	$ 8.65	$13.29	$10.08

TOTAL RETURN[1]	9.06%	(36.24)%	(34.91)%	32.06%	0.80%[2]

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,593	$2,186	$2,321	$1,962	$811
Ratio of net expenses to average net assets	2.66%	2.24%	2.85%	3.21%	1.95%[3]
Ratio of net investment income (loss) to average net assets	(1.29)%	(1.91)%	(1.05)%	(1.47)%	0.47%[3]
Ratio of net expenses to average net assets - without fee waiver	2.66%	2.24%	2.85%	3.21%	5.47%
Ratio of net investment income to average net assets - without fee waiver	(1.29)%	(1.91)%	(1.05)%	(1.47)%	(3.05)%
Portfolio turnover rate	1.06%	9.52%	19.16%	19.88%	8.87%

1.  Total returns do not include the one-time charge.

2.  Total return is not annualized.

3.  Annualized for the period January 21, 1999 (commencement of operations) through September 30, 1999.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  A majority of Upright‘s board members are independent, meaning that they have no affiliation with Upright or the funds they oversee.

The Fund is not part of a “fund complex”.  The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
David Y.S. Chiueh[1] 615 west Mt. Pleasant Ave Livingston, NJ 07039	Trustee since 1998; Chairman of the Board and Chief Executive Officer since 1998	President of the Investment Adviser since 1990. He is Certified Financial Planner since 1991.	None

1 David Y.S Chiueh is “interested persons” of the Trust because he is officer of the Trust.  In addition, he may be deemed to be “interested persons” of the Trust because he is officer of the Fund’s adviser.

The following table provides information regarding each Trustee who is a “Non-interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Year of Birth	Position(s) Held With Trust	Principal Occupations (Past 5 Years)	Other Directorships Held by Trustee
Wellman Wu Kam Man Food Inc. 511 Old Post Road Edison, NJ 08817	Trustee since 1998

President of Kam Man Food Corp. in New Jersey since 1996 and Vice-president of Kam Man Food Inc. in New York since 1972. He also served as President of Kam Kuo Food Corp. in New York since 1992. The Kam Man Group is one of biggest supermarket of Chinese food in the east coast.

None
Bing B. Chen 271 North Livingston Ave. Livingston, NJ 07039	Trustee since 1998	President of Great China Chartering & Agency Corp., a shipping brokerage firm since 1997.	None

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request by calling the Fund at 973-533-1818.

Investment Adviser & Administrator

Upright Financial Corporation

615 West Mt. Pleasant Avenue

Livingston, NJ 07039

Custodian

Fifth Third Bank Corporation

38 Fountain Square Plaza

Cincinnati, OH 45263

Independent Auditors

William A. Meyler, P.C.

One Arin Park

1715 Highway 35

Middletown, NJ 07748

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Underwriter

Maxus Securities Corp.

8869 Brecksville Road, Suite C

Brecksville, OH 44141

Trustees

David Y.S. Chiueh

Wellman Wu

Bing B. Chen

Item 2.  Code of Ethics.  Not applicable.

Item 3.  Audit Committee Financial Expert. Not applicable.

Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Reserved.

Item 9.  Controls and Procedures.

(a)

Not applicable.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

(a) Not applicable.

(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.

SIGNATURES

[See General Instruction F: the report must be signed by the registrant, and by each officer that provided a certification.]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Upright Investments Trust

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date 06/10/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/David Y.S. Chiueh

*David Y.S. Chiueh

Chief Executive Officer

Date 06/10/03

* Print the name and title of each signing officer under his or her signature.

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